The Utility’s Role in
Implementing Clean
Technology

Fong Wan
Senior Vice President, Energy Procurement
Pacific Gas and Electric Company

March 17, 2009
This presentation is not complete without the accompanying oral statements made on March 17, 2009. A replay is available at
www.pgecorp.com. For more information about PG&E Corporation and its subsidiary, Pacific Gas and Electric Company, and a discussion of risks and uncertainties facing the companies, see the reports filed or furnished by the companies to the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2008. These reports are available at www.pgecorp.com and www.pge.com.

Agenda
• California’s Clean Energy History
• The Importance of Demand-Side Emerging Technologies
• Renewable Energy Requirements
• Benefits and Challenges of Utility-scale vs. Distributed Solar
• PG&E's Portfolio Approach
• Comparison of PV vs. Concentrating Solar Thermal
• PG&E’s Proposed New Photovoltaic Program
• Integration of Intermittent Renewables
• Enabling Technologies
 ✓ Energy Storage
 ✓ SmartGrid

What Makes California Different?
• Long-standing State policies lower carbon footprint.
• 30+ years of energy efficiency programs facilitated by
 “decoupling” of rates.
• California Energy Action Plan preferred loading order:
 • Customer Energy Efficiency
 • Demand Response/Dynamic Pricing
 • Renewables
 • Distributed Generation
 • Clean gas-fired plants

Over the past 30 years, California per capita electricity use has remained relatively flat compared to the 50% increase in U.S. per capita electricity use.
Source: California Energy Commission
History of Energy Efficiency Key to California Success
-
2,000
4,000
6,000
8,000
10,000
12,000
14,000
1960
1965
1970
1975
1980
1985
1990
1995
2000
US
CA
Western Europe
2005

MW/year
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Savings from Efficiency Programs and Standards
0
2,000
4,000
6,000
8,000
14,000
Appliance Standards
Building Standards
Utility Efficiency
Programs at a cost of
~1% of electric bill
Utility Programs and State Standards
Utility tests
technologies that
deliver above-code
savings
California Energy
Commission raises
building and
appliance codes
and standards
Utility Rebate
Programs provide
incentives for
tested technologies
leading to mass-
market adoption
Source: California Energy Commission

- Remote activation of SmartAC switch lowers peak energy demand
- Goal: 305 MW by Summer 2011
  (~400k devices)
- Pilot: 100 MW
- Offsets need for two average-sized peaker power plants
- 93% of customers surveyed didn't notice the system had been activated

SAVINGS
78
78
5:30

Demand Response: SmartAC Example

Solar hot water eligible
Minimum solar or customer-sited RE requirement
* Increased credit for solar or customer-sited RE
** Includes separate tier of non-renewable "alternative" energy resources

California Has the Most Aggressive
Renewable Portfolio Standard
State Goal
☼ PA: 18%** by 2020
☼ NJ: 22.5% by 2021
CT: 23% by 2020
WI: requirement varies by
utility; 10% by 2015 goal
IA: 105 MW
MN: 25% by 2025
(Xcel: 30% by 2020)
TX: 5,880 MW by 2015
☼ AZ: 15% by 2025
CA: 20% by 2010
☼ *NV: 20% by 2015
ME: 30% by 2000
10% by 2017 - new RE
State RPS
HI: 20% by 2020
RI: 16% by 2020
☼ CO: 20% by 2020 (IOUs)
*10% by 2020 (co-ops & large munis)
☼ DC: 20% by 2020
DSIRE: www.dsireusa.org   March 2009
☼ NY: 24% by 2013
MT: 15% by 2015
IL: 25% by 2025
VT: (1) RE meets any increase
in retail sales by 2012;
(2) 20% RE & CHP by 2017
☼ MD: 20% by 2022
☼ NH: 23.8% in 2025
OR: 25% by 2025 (large utilities)
5% - 10% by 2025 (smaller utilities)
*VA: 12% by 2022
☼ *DE: 20% by 2019
☼ NM: 20% by 2020 (IOUs)
10% by 2020 (co-ops)
☼ NC: 12.5% by 2021 (IOUs)
10% by 2018 (co-ops & munis)
ND: 10% by 2015
SD: 10% by 2015
*UT: 20% by 2025
☼ OH: 25%** by 2025
*MI: 10% + 1,100 MW
by 2015
☼ MA: 15% by 2020
+ 1% annual increase
(Class I Renewables)
☼ MO: 15% by 2021
*WA: 15% by 2020
28 states have
an RPS;
5 states have an
RE goal
proposed:
33% by 2020

0
500
1000
1500
2000
2500
3000
3500
4000
2002
2003
2004
2005
2006
2007
2008
Annual
Cumulative
3
3
2
4
13
3
6
8
12
25
# of Contracts
30
40
5
10
Aggressive Contracting for
Diverse Renewable Resources
MW
Geothermal
493
Wind
778
Bioenergy
129
Solar Thermal
1,230
3,515
Solar PV
777
%
MW
14
22
4
35
22
%
MWh
25
18
7
30
14
Solar/Biomass
107
35
30
Small Hydro
1
<1
<1

Advancing Renewable Energy Technologies
Biomass
Wind
Geothermal
BioGas
Small Hydro
Wave Power
Concentrating
Solar Thermal
Traditional
Emerging
Concentrating
Photovoltaic

Distributed vs. Utility Scale Solar
Pros:
• Speed to market
• Not transmission dependent
• Not dependent on water
Cons:
• Higher deployment costs
• Slower scale penetration
Utility Scale
Pros:
• Economies of scale
• Efficiencies
• Compatible with emerging
 storage technologies
Cons:
• Transmission dependent
• Land & water requirements
• Not for all locations
Distributed
PG&E Takes a Diversified Portfolio Approach

300,000
250,000
200,000
150,000
100,000
50,000
0
kW
Cumulative kW
Cum ulative Customers
30,000
25,000
20,000
15,000
10,000
5,000
0
Customers
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

10

Annual PG&E Solar Interconnections
28,500 PG&E customer solar installations ( >290 MW)

A Portfolio of Diverse Central-Station and
Dispersed Utility-Scale Solar Technologies
500-MW Power Tower
550-MW Cd Te PV
210-MW c-Si Tracking PV
250-MW Dispersed PV
(1-20 MW ea) (PPA)
Illustrative
553-MW Parabolic Trough
250-MW Dispersed PV
(1-20 MW ea) (owned)
Illustrative

Why Utility Ownership?
• Credit-related cancellations or delays of independent
 contractors’ projects
• Balance sheet strength produces lower cost of money
• Utilities can utilize the PTC and ITC
• Reduces development risk

Why the Trend to Photovoltaics?
• Proven, commercially ready technology
• Costs are decreasing
• Many Northern California locations suitable for PV
 deployment
• Modular / rapid deployment capabilities
• Project size facilitates expedited interconnection
• Project size avoids transmission upgrades
• Dispersed implementation reduces environmental
 impacts
• More peak coincident than other renewables
• Utilities now eligible for ITC

Concentrating Solar Power
COE cents/kWh (2005$)
0
1980
1995
2010
2025

COE cents/kWh (2005$)
125
100
75
50
25
0
1980
1995
2010
2025

Levelized Cost of Energy1 Has Decreased

Solar Energy Cost Trends
Source: NREL Energy Analysis Office (www.nrel.gov/analysis/docs/cost_curves_2005.ppt)
1These graphs are reflections of historical cost trends NOT precise annual historical data.
?
?
125 -
100 -
75 -
50 -
25 -
Photovoltaics

PG&E’s Proposed New “Hybrid” PV Program
• Requested California Public Utilities Commission
 (CPUC) approval in February 2009
• 5-Year Program targeted to begin in January 2010
• 500 MW(AC): 1 to 20 MW installations composed of
 • 250 MW (305 MW(DC)) utility-owned generation (UOG) at an
 estimated capital cost of $1.45 billion (~$4.25 per Watt(DC))
 • 250 MW of PPAs
• PG&E-owned projects projected to be primarily
 ground-mounted
 • Targeting utility-owned land with grid connection capability

PG&E’s Proposed New “Hybrid” PV Program
• PG&E would seek to finance projects as any rate-
 base investment
• The terms and pricing of the PPAs would be subject
 to pre-approval by the CPUC
• Proposed 2 MW pilot UOG PV project targeted to
 start in 2009, to speed deployment of the larger PV
 Program if approved by the CPUC

Integrating Intermittent Renewables
• Solar and wind are both intermittent resources
• Very few renewable resources are dispatchable
• Today, integrating renewable resources requires
 more fast-response natural gas power plants
• New technologies will provide other options in the
 future

Wind Generation Varies Widely
The average is smooth, but day-to-day variability is great
0
100
200
300
400
500
600
700
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
Hour
MW
Average
Each Day is a different color.
-Day 29
-Day 5
-Day 26
-Day 9
Source: CAISO
Source: CAISO

CCGT Power Plant
Renewable Resource Integration
Today:
• Clean, flexible, natural gas-fueled resources are currently necessary to back up intermittent resources
• Significantly improved air emissions profile compared to retiring plants, but still fossil-fueled

Renewable Resource Generation

Cell
Thermal enclosure
Main pole
Main pole
−
+

Renewable Resource Integration
Local Storage
Rooftop PV
Centralized Storage
Tomorrow:
• Utility scale distributed storage to back up intermittent resources and timeshift resource availability to be coincident with demand
• Distributed generation and distributed storage to apply similar principles at the customer premise
• Demand response programs used to integrate intermittent renewables

California’s State Flower
• The commute to the
 average office building in
 CA uses 57% more
 energy than the building
 uses.
• Transportation will be the
 next big use of clean
 electricity.
• The SmartGrid will
 enable the electrification
 of transportation without
 requiring additional fossil
 -fueled generation.
Source: California Energy Commission

Load Curve for a Typical Day
50
45
40
35
30
25
20
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23
Time of Day

78

Electric Vehicles and the Home Area Network
Home Area Network
AMI/SmartGrid
Time-shifting
Electricity

2 Comprehensive communications capability
Transmission Operator
Distribution Operator
Load Serving Entity
Industrial Customer
Commercial Customer
3 Distributed computing
Distributed Resources
Energy Storage
Substation
4 Advanced applications
1 Increased capacity and flexibility (e.g. bidirectional flow) of energy infrastructure components
Solar
Plug-In Hybrids
Advanced Metering
Distributed Generation & Storage
Multi-Unit Dwelling
Residential Customer
Other Substations
Microgrid / sustainable communities
Communications
Smart Switching Device
Sensor
Advanced Computing

Enabling Technology - SmartGrid